UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                   ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STAR MARITIME ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STAR MARITIME ACQUISITION CORP.
103 Foulk Road
Wilmington, Delaware 19803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on February 26, 2007

TO THE STOCKHOLDERS OF STAR MARITIME ACQUISITION CORP.:

The Annual Meeting of the Stockholders of Star Maritime Acquisition Corp., a Delaware corporation (the “Company”, “Star”, “we”, “us” or “our”), will be held on February 26, 2007, at 5:00 p.m. (Athens Time)., at Star Maritime Acquisition Corp., Aethrion Center, 40 Agiou Konstantinou Avenue, 2nd Floor, Suite B34-B38, 15124 Maroussi, Athens, Greece , for the following purposes:

1.	to elect, subject to the provisions of our Certificate of Incorporation, one Class A director to serve for a three-year term until his respective successor has been duly elected and qualified;

2.	To ratify the appointment of Goldstein Golub Kessler LLP, as the Company’s independent public accountants; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock at the close of business on December 29, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORANT. WE REQUEST THAT YOU CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Prokopios (Akis) Tsirigakis

Prokopios (Akis) Tsirigakis

Chairman of the Board, Chief Executive Officer and President

Dated: January 16, 2007

STAR MARITIME ACQUISITION CORP.
103 Foulk Road
Wilmington, Delaware 19803

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on February 26, 2007

INTRODUCTION

Your proxy is solicited by the Board of Directors of Star Maritime Acquisition Corp., a Delaware corporation (the “Company”, “Star”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders to be held on February 26, 2007, at 5:00 p.m. (Athens Time)., at Star Maritime Acquisition Corp., Aethrion Center, 40 Agiou Konstantinou Avenue, 2nd Floor, Suite B34-B38, 15124 Maroussi, Athens, Greece, for the following purposes:

1.	to elect, subject to the provisions of our Certificate of Incorporation, one Class A director to serve for a three-year term until his respective successor has been duly elected and qualified;

2.	To ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent public accountants; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set December 29, 2006, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.0001 per share, of the Company (“Common Stock”) who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting may be examined at the Company’s executive office during the 10-day period preceding the meeting.

The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about January 26, 2007.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 29,026,924 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by (1) giving our Secretary a written notice revoking your proxy card, (2) sending to our Secretary a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders of a majority of the issued and outstanding shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. The election of directors under Proposal 1 will be by the plurality of the votes cast at the Annual Meeting. Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the Annual Meeting.

Brokers holding shares of Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals, such as the election of directors and the ratification of the Company’s independent auditors.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

Why is Star seeking stockholder approval for these proposals?

Proposal No. 1: The General Corporation Law of Delaware and The American Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Goldstein Golub Kessler LLP to serve as the Company’s independent public accountants for the 2006 fiscal year. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 29,026,924 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, at the Company’s Delaware office located at 103 Foulk Road, Wilmington, Delaware 19803. The Company’s telephone number at the Delaware location is (302)-656-1950.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of January 16, 2007 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address (1)	Title of Class	Amount and Nature of Beneficial Ownership (2)(3)	Percent of Class
Prokopios (Akis) Tsirigakis	Common Stock	4,007,392	12.60%
George Syllantavos	Common Stock	1,486,539	4.66%
Christo Anagnostou	Common Stock	116,108	*
Niko Nikiforos	Common Stock	116,108	*
Petros Pappas	Common Stock	3,947,873	11.53%
Koert Erhardt	Common Stock	340,269	*
Tom Søfteland	Common Stock	145,135	*
All executive officers and directors’ ownership of Common Stock as a group (8 persons)		10,159,424	35.00%

*	Indicates less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 103 Foulk Road, Wilmington, Delaware 19803.
(2)
Our officers and directors have agreed to surrender to us for cancellation up to an aggregate of 200,000 shares in the event, and to the extent, stockholders exercise their right to redeem their shares for cash upon a business combination. The share amounts do not reflect any surrender of shares.

(3)	Does not include shares of common stock issuable upon exercise of warrants that are not exercisable in the next 60 days.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors is a classified board with each class of directors being elected each year for a term of three years. The persons named in the accompanying proxy will vote for the election of the following person as a Class A director, who is presently a member of the Board of Directors, to hold office for a three year term or until his respective successor has been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominee named below. The nominee for Class A director has consented to serve as a director if elected.

Name	Age	Title	Director Since
Petros Pappas	53	Director	Since inception

INFORMATION ABOUT THE NOMINEE FOR CLASS A DIRECTOR

Petros Pappas has been a member of the board of directors since inception. Throughout his career as a principal and manager in the shipping industry, Mr. Pappas has been involved in over 120 vessel acquisitions and disposals. In 1989, he founded Oceanbulk Maritime S.A., a dry cargo shipping company that has operated managed vessels  aggregating as much as 1.6 million deadweight tons of cargo capacity. He also founded the Oceanbulk Group of affiliated companies, which are involved in the service sectors of the shipping industry. The Oceanbulk Group is comprised of Oceanbulk Maritime S.A., Interchart Shipping Inc., Oceanbulk Shipping and Trading S.A., Interchart Shipping Inc., Oceanbulk Shipping and Trading S.A., Oceanbulk S & P, Combine Marine Inc., More Maritime Agencies Inc., and Sentinel Marine Services Inc. Additionally, Mr. Pappas ranked among the top 25 Greek ship owners (by number of ocean going vessels) as evaluated by the U.S. Department of Commerce’s 2004 report on the Greek shipping industry. Mr. Pappas has been a Director of the UK Defense Club, a leading insurance provider of legal defense services in the shipping industry worldwide, since January 2002, and is a member of the Union of Greek Shipowners (UGS). Mr. Pappas received his B.A. in Economics and his MBA from The University of Michigan, Ann Arbor.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director and executive officer as of January 16, 2007:

Name	Age	Title	Director Since
Prokopios (Akis) Tsirigakis	51	Chairman of the Board, Chief Executive Officer and President	Since inception
George Syllantavos	42	Chief Financial Officer, Secretary and Director	Since inception
Christo Anagnostou	58	Vice President of Operations	Since inception
Niko Nikiforos	42	Vice President of Business Development	Since inception
Koert Erhardt	50	Director	Since inception
Tom Søfteland	46	Director	Since inception

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

BUSINESS EXPERIENCE

Prokopios (Akis) Tsirigakis has been our Chairman of the Board, Chief Executive Officer and President since inception. Mr. Tsirigakis is experienced in ship management, ship ownership and overseeing new shipbuilding projects. Since November 2003, he has been the Joint Managing Director of Oceanbulk Maritime S.A., a dry cargo shipping company that has operated and managed as much as 1.6 million tons of deadweight vessels and which is part of the Oceanbulk Group of affiliated companies involved in the service sectors of the shipping industry. Since November 1998, Mr. Tsirigakis has been the Managing Director of Combine Marine Inc., a company which he founded that provides ship management services to third parties and which is part of the Oceanbulk Group. From 1991 to 1998, Mr. Tsirigakis was the Vice-President and Technical Director of Konkar Shipping Agencies S.A. of Athens, after having served as Konkar’s Technical Director from 1984 to 1991, which at the time managed 16 dry bulk carriers, multi-purpose vessels and tanker/combination carriers. From 1982 to 1984, Mr. Tsirigakis was the Technical Manager of Konkar’s affiliate, Arkon Shipping Agencies Inc. of New York, a part of the Archirodon Construction Group. He is a member of the Technical Committee (CASTEC) of Intercargo, the International Association of Dry Cargo Shipowners, and of the Technical Committees of Classification Societies. Mr. Tsirigakis received his Masters and B.Sc. in Naval Architecture from The University of Michigan, Ann Arbor and has three years of seagoing experience. Since its initial public offering in February 2005, Mr. Tsirigakis has served on the board of directors of Dryships Inc., a company listed on the NASDAQ National Market (NNM: DRYS) which provides international seaborne transportation services carrying various dry-bulk cargoes.

George Syllantavos has been our Chief Financial Officer and a member of our board of directors since inception and our Secretary since December 2005. Since May 1999, he has been President and General Manager of Vortex Ltd., an aviation consulting firm specializing in strategic and fleet planning. From January 1998 to April 1999, he served as a financial advisor to Hellenic Telecommunications Organization S.A., where, on behalf of the Chief Executive Officer, he coordinated and led the company’s listing on the New York Stock Exchange (NYSE:OTE) and where he had responsibilities for the strategic planning and implementation of multiple acquisitions of fixed-line telecommunications companies, including RomTelecom. Mr. Syllantavos served as a financial and strategic advisor to both the Greek Ministry of Industry & Energy (from June 1995 to May 1996) and the Greek Ministry of Health (from May 1996 to January 1998), where, in 1997 and 1998, he helped structure the equivalent of a US$700 million bond issuance for the payment of outstanding debts to supplier of the Greek National Health System. From 1998 to 2004, he served as a member of the Investment Committee of Rand Brothers & Co., a small U.S. merchant banking firm, where he reviewed and analyzed more than 35 acquisition targets of small or medium sized privately-held manufacturing firms in the U.S. and internationally, of which he negotiated, structured and directed the acquisition of three such firms with transactions ranging in size from $7 million to $11 million. Mr. Syllantavos has a B.Sc. in Industrial Engineering from Roosevelt University and an MBA in Operations Management, International Finance and Transportation Management from Northwestern University (Kellogg).

Christo Anagnostou has been our Vice President of Operations since inception. Since May 2005, he has been the General Manager of Combine Marine Inc., and since November 1999, he has been the General and Marine Operations Manager of Oceanbulk Maritime S.A., each of which is part of the Oceanbulk Group. In his capacities at Combine Marine Inc. and Oceanbulk Maritime S.A., he has been responsible for vessel acquisition and disposition transactions and the daily operational management of up to 32 vessels. From 1992 to October 1999, he served as the Operations Manager for Cardiff Marine Inc., a shipping management company which at the time had a fleet of over 35 oceangoing dry-bulk, tanker, reefer and container vessels., From 1981 to 1991, Mr. Anagnostou was the Operations Manager for Hydroussa Shipping Co, Ltd., and from 1974 to 1977, he was a Ship Operator for N.J. Goulandris (London) Ltd., both of which are ship management companies based in London, England. He is a Supporting Member of the London Maritime Arbitrators Association. Mr. Anagnostou received his B.Sc. in Economics from Athens Graduate University of Economics and Business Science and did his post graduate studies in Shipping Management at the London School of Foreign Trade, Morley College - London.

Niko Nikiforos has been our Vice President of Business Development since inception. Since September 1997, he has been the Managing Director of Oceanbulk Shipping and Trading S.A., which provides ocean transportation solutions for international commodity companies and which, since December 2002, operates a regular liner service between the United States and South America. Since 1997, he has also been the Managing Director of Interchart Shipping Inc., which specializes in chartering dry cargo ships and serves as the exclusive chartering broker for the Oceanbulk Group. Since 1997, he has been the Commercial Director of Oceanbulk Maritime S.A. From 1995 to 1997, he served as a Shipbroker for Link Maritime Enterprises S.A., a ship brokering company. Mr. Nikiforos received his Diploma in Shipping from the London School of Foreign Trade.

Koert Erhardt has been a member of the board of directors since inception. From September 2004 to December 2004, he served as the Chief Executive Officer and a member of the board of directors of CC Maritime S.A.M., an affiliate of the Coeclerici Group, an international conglomerate whose businesses include shipping and transoceanic transportation of dry bulk materials. From 1998 to September 2004, he served as General Manager of Coeclerici Armatori S.p.A. and Coeclerici Logistics S.p.A., affiliates of the Coeclerici Group, where he created a shipping pool that commercially managed over 130 vessels with a carrying volume of 72 million tons and developed the use of Freight Forward Agreement trading as a hedging mechanism to the pool’s exposure and positions. From 1994 to 1998, he served as the General Manager of Bulkitalia, a prominent shipping concern which at the time owned and operated over 40 vessels. From 1990 to 1994, Mr. Erhardt served in various positions with Bulk Italia. From 1988 to 1990, he was the Managing Director and Chief Operating Officer of Nedlloyd Dry Bulk, the dry bulk arm of the Nedlloyd Group, an international conglomerate whose interests include container ship liner services, tankers, oil drilling rigs, pipe laying vessels and ship brokering.. Mr. Erhardt received his Diploma in Maritime Economics and Logistics from Hogere Havenen Vervoersschool (now Erasmus University), Rotterdam, and received his MBA International Executive Program at INSEAD, Fontainebleau, France. Mr. Erhardt has also studied at the London School of Foreign Trade.

Tom Søfteland has been a member of the board of directors since inception. Since October 1996, he has been the Chief Executive Officer of Capital Partners A.S. of Bergen, Norway, a financial services firm that he founded and which specializes in shipping and asset finance. From 1990 to October 1996, he held various positions at Industry & Skips Banken, ASA, a bank specializing in shipping, most recently as its Deputy Chief Executive Officer. Mr. Søfteland received his B.Sc. in Economics from the Norwegian School of Business and Administration (NHH).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 15, 2005, we issued an aggregate of 1,132,500 units, including shares of common stock and warrants to purchase common stock in a private placement to the individuals set forth below for $11,325,000 in cash, at a purchase price of $10.00 per share, as follows:

Name	Number of Units	Relationship to Us
Prokopios (Akis) Tsirigakis	350,000	Chairman of the Board, Chief Executive Officer and President
George Syllantavos	132,500	Chief Financial Officer and Director
Petros Pappas	600,000	Director
Koert Erhardt	50,000	Director

We have granted the holders of such units demand and “piggy-back” registration rights with respect to the 1,132,500 shares, the 1,132,500 warrants and the 1,132,500 shares underlying the warrants at any time commencing on the date we announce that we have entered into a letter of intent with respect to a proposed a business combination. The demand registration may be exercised by the holders of a majority of such units. We will bear the expenses incurred in connection with the filing of any such registration statements.

Mr. Tsirigakis advanced a total of $590,000 at an interest rate of 4% per annum to us on May 17, May 26 and December 15, 2005 to cover expenses related to our initial public offering of units on December 21, 2005 (the “IPO”). We repaid these loans with interest upon completion of the IPO.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case, who had access, at our expense, to our attorneys or independent legal counsel.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during the year ended December 31, 2005, our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held ten meetings during 2005.  No director attended less than 75% of the meetings of any committee of which the director was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. Prior to our IPO, we did not hold any stockholder meetings.

BOARD COMMITTEES

The Board of Directors has a Nominating Committee and an Audit Committee. The Board of Directors has not established a Compensation Committee. In accordance with The American Stock Exchange procedures, a majority of the independent directors of the Board will determine the compensation of the Chief Executive Officer.

NOMINATING COMMITTEE

The Nominating Committee was established on October 25, 2005. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. Prior to the Company’s IPO, the Company did not hold any stockholder meetings at which a proposal to elect directors was presented. Therefore, the Nominating Committee did not hold any meetings during 2005.

The Nominating Committee consists of two directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange. The members of the Nominating Committee are Koert Erhardt and Tom Søfteland. Each of the above-listed nominating committee members are considered “independent” under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors.

The Nominating Committee operates under a written charter, a copy of which is attached hereto as Appendix A. A copy of the charter is not available to stockholders on the Company’s website. The Nominating Committee may retain search firms to assist in identifying suitable director candidates.

The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the American Stock Exchange Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, 103 Foulk Road, Wilmington, Delaware 19803. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, includes a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix B. The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include:

•	reviewing the Company’s charter, annual report to stockholders and reports submitted to the SEC;
•	naming the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;
•	reviewing the independent auditors’ performance;
•	considering the independent auditors’ judgments about the Company’s accounting principals;
•	considering and approving major changes to the Company’s auditing and accounting principals;
•	establishing reporting systems to the committee by management and the independent auditors regarding management’s significant judgments in preparing financial statements;
•	following an audit, reviewing significant difficulties encountered during the audit;
•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements;
•	reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented; and
•	review with counsel any legal matters that could have a significant impact on the Company’s financial statements.

The Audit Committee did not meet during 2005, but met one time in 2006 in connection with the filing of the Company’s Annual Report on Form 10-K for the fiscal period ended December 31, 2005.

The members of the audit committee are Petros Pappas, Koert Erhardt and Tom Søfteland and each are considered “independent” under Section 121(B) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors.

The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Mr. Tom Søfteland is the “audit committee financial expert” and is an independent member of the Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Petros Pappas
Koert Erhardt
Tom Søfteland

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, 103 Foulk Road, Wilmington, Delaware 19803. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, 103 Foulk Road, Wilmington, Delaware 19803. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code. Our Code of Ethics was filed with our Registration Statement on Form S-1/A (File No. 333-125662) filed with the Securities and Exchange Commission on November 23, 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

No executive officer has received any cash compensation for services rendered and no compensation of any kind, including finder’s and consulting fees, will be paid to any of our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Such individuals may be paid consulting, management or other fees from target businesses as a result of the business combination, with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to the stockholders. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Options Granted During 2006.

The Company does not have an incentive plan for the grant of options or other awards. The Board of Directors does not intend to adopt an incentive plan until such time that the Company obtains stockholder approval of a business combination.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Values

The Company does not have an incentive plan for the grant of options or other awards. The Board of Directors does not intend to adopt an incentive plan until such time that the Company obtains stockholder approval of a business combination.

Directors’ Compensation

We will reimburse our directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because directors seeking reimbursement may not be deemed “independent” we may not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement. Although we believe that all actions taken by our directors on our behalf will be in our best interests, we cannot assure you that this will be the case. Other than reimbursable out-of-pocket expenses payable to our directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of our directors, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

Employment Contracts

There are no employment contracts between any of the officers and the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors has not established a Compensation Committee. In accordance with the rules of The American Stock Exchange, a majority of the independent directors of the Board will determine the compensation of the Chief Executive Officer. Messrs. Erhardt, Søfteland and Pappas are the independent directors of the Board. Neither of them was, or has been, an officer or employee of the Company or any of our subsidiaries, or has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

REPORT OF THE COMPENSATION COMMITTEE

The Board of Directors has not established a Compensation Committee. In accordance with the rules of The American Stock Exchange, a majority of the independent directors of the Board will determine the compensation of the Chief Executive Officer. As a blank check company formed for the sole purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the shipping industry, none of our officers receive or will receive compensation for services rendered to us prior to a business combination, except for reimbursement for out of pocket expenses incurred by the officers in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combination. It is contemplated that when we consummate a business combination, the compensation of our officers will be determined by a Compensation Committee. Such Compensation Committee will be established and be comprised of independent directors as such term is defined by the rules of the American Stock Exchange, or such other exchange act as our securities may in the future be listed. Accordingly, there have been no meetings of the independent board members to discuss the compensation of the Chief Executive Officer, and nothing to report at this time.

STOCK PRICE PERFORMANCE PRESENTATION

Currently, we have no business operations. We were formed as a blank check company for the sole purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the shipping industry. Our current Standard Industrial Classification Code (SIC Code) is 6770 for a blank check company, and will remain as such until we complete a business combination. At such time that a business combination is consummated our SIC Code will change to reflect the industry in which we do business. Therefore, at this time we are unable to present stockholder return information since we do not currently have operations within an industry that can be compared to a peer group index by SIC Code or to the Amex Market Index.

REQUIRED VOTE

Election of the Class A director requires a plurality of the votes cast at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE NOMINEE FOR CLASS A DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Goldstein Golub Kessler LLP has served as our independent public accountants since May 2005, and the Board of Directors has appointed Goldstein Golub Kessler LLP as our independent public accountants for the 2006 fiscal year. A representative from Goldstein Golub Kessler LLP is not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by Goldstein Golub Kessler LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2005 and for services performed in connection with the Company's registration statement on Form S-1 filed in 2005, were approximately $59,238.

Audit-Related Fees

Other than the fees described under the caption "Audit Fees" above, Goldstein Golub Kessler LLP did not bill any fees for services rendered to us during fiscal year 2005 for assurance and related services in connection with the audit or review of our financial statements.

Tax Fees

There were no fees billed by Goldstein Golub Kessler LLP for professional services rendered during the fiscal year ended December 31, 2005 for tax compliance, tax advice, and tax planning.

All Other Fees

There were no fees billed by Goldstein Golub Kessler LLP for other professional services rendered during the fiscal year ended December 31, 2005.

The Audit Committee reviewed and approved all audit and non-audit services provided by Goldstein Golub Kessler LLP and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by each firm.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before he audit commences.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2007 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2007 Annual Meeting of Stockholders, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than October 19, 2007.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-K was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 16, 2007. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Prokopios (Akis) Tsirigakis

Prokopios (Akis) Tsirigakis
Chairman of the Board, Chief Executive Officer and President

January 16, 2007

APPENDIX A

NOMINATING COMMITTEE CHARTER

OF

STAR MARITIME ACQUISITION CORP.

Adopted as of October 25, 2005.

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Star Maritime Acquisition Corp. (the “Company”) shall consist of a minimum of two directors, each of which shall meet the independence requirements and standards established from time to time by the securities exchange on which the Company’s securities are listed or quoted for trading. The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

•	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.
•	To review with the Board from time to time the appropriate skills and characteristics required of Board members.
•	To establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.
•	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

APPENDIX B

AUDIT COMMITTEE CHARTER

OF

STAR MARITIME ACQUISITION CORP.

Adopted as of October 25, 2005

MISSION STATEMENT

The Audit Committee of Star Maritime Acquisition Corp. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than two members until the first anniversary of the effective date of the Company’ s initial public offering, after which the Audit Committee shall consist of not less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as an “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believes would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

Review and approve all transactions with affiliates, related parties, directors and executive officers.

Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’ s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

Review and approve all compensation to the independent auditors for all audit and non-audit services.

Review regularly with the independent auditors any audit problems or difficulties and management ’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis o£ Financial Condition and Results of Operations”.

Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:

•	the scope of internal accounting and auditing procedures then in effect;

•	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

•	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

Review on an annual basis the performance of the internal audit group.

In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other

Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

Conduct any and all investigations it deems necessary or appropriate.

STAR MARITIME ACQUISITION CORP.

PROXY FOR ANNUAL MEETING

TO BE HELD ON FEBRUARY 26, 2007

The undersigned stockholder of Star Maritime Acquisition Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Prokopios (Akis) Tsirigakis and George Syllantavos, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m. (Athens Time)., at Star Maritime Acquisition Corp., Aethrion Center, 40 Agiou Konstantinou Avenue, 2nd Floor, Suite B34-B38, 15124 Maroussi, Athens, Greece on February 26, 2007, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.
1.
Elect one (1) Class A Director to serve for a period of three years	Petros Pappas

☐	FOR the nominee listed above (except those whose names or numbers have been written on the line below).	☐	WITHHOLD AUTHORITY to vote for the nominee listed above.

2.	Proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditors.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: _____________, 2007	PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.